UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  February 27, 2008

                    SOUTHWEST GEORGIA FINANCIAL CORPORATION
            (Exact name of Registrant as Specified in its Charter)


          Georgia                   001-12053               58-1392259
(State or other Jurisdiction  (Commission File Number)    (IRS Employer
   of Corporation or                                    Identification No.)
      Organization)

              201 First Street, S.E.
                 Moultrie, Georgia                    31768
      (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code:  (229) 985-1120

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.















ITEM 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics


     On February 27, 2008, Southwest Georgia Financial Corporation's Board of Directors approved amendments to the Corporation's Business Code of Ethics Policies and Procedures. The nature of those amendments made no significant change to the provision of the Corporation code of ethics that applies to the principal executive officer, principal financial officer, and principal accounting officer. These amendments related to changes which incorporated the guidance on Code of Ethics recommended by the Federal Deposit Insurance Corporation to financial institutions in FIL-105-2005.




                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOUTHWEST GEORGIA FINANCIAL CORPORATION


                                         /s/George R. Kirkland
                                         ___________________________________
                                     By: George R. Kirkland
                                         Senior Vice President and Treasurer

                                                February 27,2008
                                         ___________________________________
                                                       Date





EXHIBIT INDEX


Exhibit No.                           Description
    14                                Code of Ethics dated February 27, 2008